SCHEDULE 14A

                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-12


                      SYNAPTIC PHARMACEUTICAL CORPORATION

                            -----------------------

               (Name of Registrant as Specified in its Charter)

                            -----------------------

                                H. LUNDBECK A/S

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transactions:
     (5)  Total fee paid:

----------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:


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Set forth as Exhibit 99.1 is the text of slides of the investor presentation made by H. Lundbeck A/S on November 21, 2002.

**THIS FILING IS IDENTICAL TO THE FILING MADE ON NOVEMBER 21, 2O02 (ACCESSION NUMBER 0000950157-02-000794). THIS FILING IS BEING MADE TODAY FOR THE SOLE PURPOSE OF CORRECTLY INDEXING THE FILING TO H. LUNDBECK A/S'S APPROPRIATE EDGAR CENTRAL INDEX KEY (CIK) CODE.**


FORWARD LOOKING STATEMENTS
The forward-looking statements contained in this announcement are based on the management's current expectations concerning certain future events and results. These are, of course, subject to uncertainty, and actual results may therefore differ materially from those expressed by the statements. Further, some of the expectations are based upon assumptions about future events, which may turn out to be incorrect.

ADDITIONAL INFORMATION
Stockholders of Synaptic are urged to read the proxy statement that Synaptic will file on Schedule 14A with the Securities and Exchange Commission ("SEC") when it becomes available, and any other relevant documents filed or to be filed in the future with the SEC because those documents contain important information about Synaptic, the proposed transactions and related matters. Investors and security holders can obtain free copies of the proxy statement at Synaptic's web site, www.synapticcorp.com or by contacting Investor Relations, Synaptic Pharmaceutical Corporation, 215 College Road, Paramus, NJ 07652 (Telephone: (201) 261-1331, ext. 1410). Investors and security holders can also obtain free copies of the proxy statement and other documents filed by Synaptic and henceforth by Lundbeck with the SEC in connection with the proposed transactions at the SEC's web site at www.sec.gov.

In addition to the proxy statement, Synaptic files annual, quarterly and special reports, proxy statements and other information with the SEC, each of which are available at the SEC's web site at www.sec.gov. Lundbeck has not previously filed any reports or other information with the SEC because Lundbeck has no securities registered pursuant to the Securities Exchange Act of 1934, as amended. You may also read and copy any reports, statements and other information filed by Synaptic and henceforth by Lundbeck at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

Synaptic, Lundbeck, and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of Synaptic's stockholders to approve the proposed transactions. Such individuals may have interests in the transactions, including as a result of holding options or shares of Synaptic's stock. Information regarding Lundbeck and its directors and officers is contained below. Information regarding Synaptic and its directors and officers is contained in its proxy statement on Schedule 14A, filed with the SEC on April 8, 2002.


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                                                                             3


Information Regarding Participants on behalf of Lundbeck
--------------------------------------------------------

Set forth below is the name, business address, principal occupation or employment and citizenship of each director and executive officer of Lundbeck. The name of each person who is a director of Lundbeck is marked with an asterisk. The business address of each person listed below is 9 Ottiliavej, DK-2500 Valby, Copenhagen, Denmark. As of the date of this filing, none of the directors or executive officers listed below individually held any options or shares of Synaptic securities.


-------------------------------- ------------------------------------------------- -------------------
Name and Business Address        Principal Occupation or Employment                Citizenship
-------------------------        ----------------------------------                -----------
-------------------------------- ------------------------------------------------- -------------------
ERIK SPRUNK-JANSEN               President and Chief Executive Officer of          Denmark
                                 Lundbeck
-------------------------------- ------------------------------------------------- -------------------
CLAUS BRAESTRUP                  Executive Vice President, Research and            Denmark
                                 Development of Lundbeck
-------------------------------- ------------------------------------------------- -------------------
LARS BANG                        Senior Vice President, Commercial Operations,     Denmark
                                 Europe and Overseas of Lundbeck
-------------------------------- ------------------------------------------------- -------------------
HARALD CONRADI-LARSEN            Senior Vice President, Human Resource             Norway
                                 Management of Lundbeck
-------------------------------- ------------------------------------------------- -------------------
                                 Senior Vice President, Corporate Affairs and
STIG LOKKE PEDERSEN              Commercial Operations, America and Asia of        Denmark
                                 Lundbeck
-------------------------------- ------------------------------------------------- -------------------
HANS HENRIK MUNCH-JENSEN         Senior Vice President, Corporate Finance and      Denmark
                                 Communication of Lundbeck
-------------------------------- ------------------------------------------------- -------------------
OLE MOESTRUP                     Senior Vice President, Strategic Marketing of     Denmark
                                 Lundbeck
-------------------------------- ------------------------------------------------- -------------------
MORTEN KOLD MIKKELSEN            Senior Vice President, Supply Operations and      Denmark
                                 Engineering of Lundbeck
-------------------------------- ------------------------------------------------- -------------------
ARNE V. JENSEN*                  Chairman                                          Denmark
-------------------------------- ------------------------------------------------- -------------------
OLE STEEN ANDERSEN               Executive Vice President, Chief Financial         Denmark
                                 Officer of Danfoss
-------------------------------- ------------------------------------------------- -------------------
LARS BRUHN*                      President and Chief Executive Officer of Bruhn    Denmark
                                 Group
-------------------------------- ------------------------------------------------- -------------------
PETER KURSTEIN*                  Executive Vice President of Radiometer Medical    Denmark
-------------------------------- ------------------------------------------------- -------------------
SVEN DYRLOV MADSEN*              Director                                          Denmark
-------------------------------- ------------------------------------------------- -------------------
OLE VAHLGREN*                    Vice President, U.S. Operations of Lundbeck,      Denmark
                                 Inc.
-------------------------------- ------------------------------------------------- -------------------
FLEMMING LINDELOV*               Chief Executive Officer of Royal Scandinavia      Denmark
-------------------------------- ------------------------------------------------- -------------------
JAN GOTTLIEBSEN*                 Teamleader Liquid & Sterile Production of         Denmark
                                 Lundbeck
-------------------------------- ------------------------------------------------- -------------------
BIRGIT BUNDGAARD ROSENMEIER*     Head of Department, Quality Sterile Production    Denmark
                                 of Lundbeck
-------------------------------- ------------------------------------------------- -------------------
TORBEN SKARSFELDT*               Head of Department, Corporate Licensing of        Denmark
                                 Lundbeck
-------------------------------- ------------------------------------------------- -------------------




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                              INDEX TO EXHIBITS


Exhibit No.         Exhibit
-----------         -------

    99.1            Investor Presentation made by H. Lundbeck A/S on
                    November 21, 2002